                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                   _______________________________________________

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): May 1, 1997


                             OCWEN FINANCIAL CORPORATION
                (Exact name of registrant as specified in its charter)



    Florida                            0-21341                 65-0039856
 (State or other                     (Commission            (I.R.S. Employer
  jurisdiction                       File Number)           Identification No.)
of incorporation)


                                The Forum, Suite 1000
           1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
                       (Address of principal executive office)

                                   (561) 681-8000

              (Registrant's telephone number, including area code)



                                         N/A
            (Former name or former address, if changed since last report)






                                   Page 1 of 13
                               Exhibit Index on Page 4

Item 5.   Other Events

The news release of Ocwen Financial Corporation dated May 1, 1997, regarding its financial results for the quarter ended March 31, 1997, including unaudited consolidated financial statements for the period ended March 31, 1997 are attached and filed herewith as Exhibit 99.

Item 7.   Financial Statements and Exhibits

    (c)   Exhibits

          The following exhibit is filed as part of this report:

          (99) News release of Ocwen Financial Corporation dated May 1, 1997.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    OCWEN FINANCIAL CORPORATION
                                    (Registrant)

                                   By: /s/ Christine A. Reich
                                       ______________________________________
                                                 Christine A. Reich
                                  Managing Director and Chief Financial Officer




Date:   May 1, 1997

                                   INDEX TO EXHIBIT




Exhibit No.        Description                                          Page
-----------        -----------                                          ----

99                 News release of Ocwen Financial Corporation dated      5
                   May 1, 1997 regarding its financial results for the quarter ended March 31, 1997.